UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
______________________
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Check the appropriate box:
☐    Preliminary Proxy Statement
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☒    Definitive Proxy Statement
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☐    Soliciting Material Under Rule 14a-12
NERDWALLET, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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April 14, 2026
Fellow Stockholders,
Creating a world where everyone makes financial decisions with confidence means meeting consumers wherever they are in their financial journey with trusted information, personalized product recommendations, and helpful services. At NerdWallet, we are committed to being the no-brainer destination consumers rely on when shopping for financial products.
In 2025, we expanded our footprint in hands-on services from wealth management to debt consolidation, serving consumers across the credit spectrum. We expanded our reach through new performance marketing channels, while driving momentum across our organic channels and continued to make strategic investments in vertical integrations to build durable, direct consumer relationships.
I remain grateful for our Nerds’ unwavering commitment to our mission, vision and values. Their focus and execution continue to enable our success and our ability to serve consumers broadly. I look forward to our continued progress in the coming year.
I am looking forward to hosting our Annual Meeting on May 21, 2026. At the meeting, you will have a chance to vote on the matters set forth in the accompanying Notice of 2026 Annual Meeting of Stockholders and Proxy Statement.
Your vote is important! Even if you plan to attend the Annual Meeting, please vote by internet, telephone or mail as soon as possible to ensure your vote is recorded promptly. The instructions set forth in the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card explain how to vote your shares.
On behalf of the Board of Directors, thank you for your continued support and confidence.
Sincerely,
TIM CHEN
Chief Executive Officer and Chairman of the Board

Notice of 2026 Annual Meeting of Stockholders
The accompanying proxy statement is provided in connection with the solicitation of proxies by the Board of Directors of NerdWallet, Inc. for use at the 2026 Annual Meeting of Stockholders.
The Annual Meeting is being held virtually by live webcast on Thursday, May 21, 2026, at 10:00 a.m., Pacific Time, to conduct the following items of business:
1.To elect four (4) nominees named in this proxy statement to our Board of Directors (“Board”), each to serve until the annual meeting in 2027 and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service; and
2.To ratify the appointment of Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the year ending December 31, 2026.
The accompanying proxy statement describes each of these items of business in detail. The stockholders will also act on any other business that may properly come before the Annual Meeting and any postponement, continuation or adjournment thereof. We have not received notice of any other matters that may properly be presented at the Annual Meeting.
We will begin mailing a Notice of Internet Availability of Proxy Materials on or about April 14, 2026 to holders of record of shares of our Class A common stock and Class B common stock at the close of business on the record date, March 24, 2026. The Notice of Internet Availability of Proxy Materials contains information on how to access this notice, the proxy statement, the form of proxy and our 2025 Annual Report to stockholders over the Internet, as well as instructions on how to request a paper copy of these materials.
Only stockholders of record at the close of business on March 24, 2026, the date established by our Board as the record date, are entitled to receive notice of, and vote at, the Annual Meeting or any postponement, continuation, or adjournment thereof.
All stockholders are invited to attend the Annual Meeting by pre-registering at www.virtualshareholdermeeting.com/NRDS2026. You will be able to attend the Annual Meeting, submit appropriate questions to our management and Board, and vote your shares during the Annual Meeting. To participate in and vote at the Annual Meeting, stockholders will need the unique control number in their Notice of Internet Availability of Proxy Materials or proxy card. Additional information regarding the Annual Meeting is included in the accompanying proxy statement.
Your vote is very important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote as soon as possible by telephone, by mail or over the Internet as described in the accompanying proxy statement.
By Order of the Board of Directors,
EKUMENE M. LYSONGE
Chief Legal Officer and Corporate Secretary

Table of Contents

PROXY SUMMARY	1

2026 Annual Meeting of Stockholders	1

About NerdWallet	2

Human Capital Management	3

Director Nominees	4

A Diverse and Skilled Board	5

Executive Compensation	5

Corporate Governance Highlights—Reasonable Governance With a Controlling Stockholder	7

Environmental, Social, and Governance ("ESG")	7

Human Capital Management Highlights	9

PROPOSAL NO. 1—ELECTION OF DIRECTORS	10

Nominees	10

Recommendation	10

Director Background and Qualifications	11

BOARD MATTERS	15

Director Nominations and Appointments	15

Family Relationships	16

Oversight by Our Board of Directors	16

Board Leadership Structure—Balanced Leadership Among Chief Executive Officer and Empowered Independent Directors	16

Meetings of Our Board and Committees	17

Board and Committee Responsibilities for Risk Oversight	18

Tailored Corporate Governance Policies to Ensure Integrity and Ethical Conduct	19

Board Evaluation Process	20

Director Onboarding and Continuing Education—Connecting New Directors To The Company’s Unique Culture and Business, and Maintaining Key Expertise In An Evolving Regulatory and Business Landscape	21

Communications With Our Board	21

Compensation of Non-Employee Directors for 2025	21

EXECUTIVE OFFICERS	23

Other Senior Management	24

Named Executive Officer Compensation Tables	26

PROXY SUMMARY
Proxy Summary
This proxy summary highlights information regarding NerdWallet, Inc. and certain information included elsewhere in this proxy statement. You should read the entire proxy statement before voting. You should also review our Annual Report on Form 10-K for the year ended December 31, 2025 (the "Annual Report") for detailed information regarding the 2025 financial and operating performance of NerdWallet, Inc., including the audited financial statements and related notes included therein.

2026 Annual Meeting of Stockholders
Vote by Internet
If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
Vote by Telephone
If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
Vote by Mail
If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)
You may also vote in person by attending our Annual Meeting virtually through www.virtualshareholdermeeting.com/NRDS2026. To attend the Annual Meeting and vote your shares, you may pre-register at www.virtualshareholdermeeting.com/NRDS2026. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

Date & Time Thursday, May 21, 2026 10:00 a.m. Pacific Time	Record Date Tuesday, March 24, 2026

Location Virtual Meeting - please pre-register at www.virtualshareholdermeeting.com/NRDS2026.

Only stockholders of record as of the close of business on March 24, 2026, or holders of a valid proxy, are entitled to notice of and to vote at the Annual Meeting and any postponement, continuation, or adjournment thereof.
Please Vote Today
Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote promptly. Please carefully review the proxy materials and follow the instructions below to cast your vote on all of the proposals.
Voting Methods in Advance of 2026 Annual Meeting
Even if you plan to attend the Annual Meeting, please vote in advance and ensure that your shares will be represented by completing, signing, and returning your proxy card, or by voting via the phone or internet.
Shares Held of Record. If you hold your shares in your own name as a holder of record with our transfer agent, Broadridge, you may vote your shares at the Annual Meeting in one of the following ways:

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.

By Telephone	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.

By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

In Person (Virtual)
You may also vote in person virtually by attending the meeting through www.virtualshareholdermeeting.com/NRDS2026. To attend the Annual Meeting and vote your shares, you may pre-register for the Annual Meeting and provide the control number located on your Notice or proxy card.

PROXY STATEMENT 2026 1

PROXY SUMMARY
Shares Held in Street Name. If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual Meeting, you may register in advance at www.virtualshareholdermeeting.com/NRDS2026. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.
Proposals, Board Recommendations and Required Vote
PROPOSAL 1
Election of Director Nominees
Board Recommendation: FOR each nominee
Required Vote: Plurality of the votes cast
PROPOSAL 2
Ratification of Appointment of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for 2026
Board Recommendation: FOR
Required Vote: Majority of the voting power of shares of stock present and entitled to vote
Questions and Answers About the 2026 Annual Meeting
Please see “Questions and Answers About the Proxy Materials and 2026 Annual Meeting” for important information about the Annual Meeting, virtual meeting format, proxy materials, voting, Company documents, communications, deadlines to submit stockholder proposals and other pertinent information.
About NerdWallet
Business Overview
NerdWallet is the go-to destination for shopping financial products, providing consumers and small and mid-sized businesses ("SMBs") with trusted guidance for every financial decision. Our platform empowers millions of users to confidently make and act on financial decisions by bringing together independent editorial content, comparison tools, data-driven product marketplaces, and access to regulated financial services offered through our subsidiaries. Users can compare products, access educational resources, receive personalized insights, and connect with third-party providers across a broad range of financial categories including credit cards, banking, insurance, lending, investing, and wealth management.
We generate revenue primarily through referral fees, lead generation, partner-based monetization, and revenue from brokering and advisory services. Our partner-neutral business model supports transparent choice for consumers and SMBs by offering side-by-side comparisons and insights grounded by our independent editorial standards.
We work with a broad range of financial institutions, including banks, lenders, credit card issuers, insurance carriers, broker-dealers, investment advisers, and other providers. Our relationships include integration of application programming interfaces, data-exchange connections, marketing partnerships, and agreements governing referrals or introductions. We maintain processes to monitor partner practices, regulatory changes, and compliance requirements applicable to referral arrangements and advertising partnerships.

2 PROXY STATEMENT 2026

PROXY SUMMARY
The Company’s platform is built around three core components:
•Editorial and Content Publishing - Financial education content, tools, calculators, guides, and research for consumers and SMBs, published under the NerdWallet brand across web, mobile, and third-party channels.
•Marketplace and Referral Services - Tools that enable users to compare products, pre-qualify, and connect with third-party providers of credit cards, consumer and small business loans, insurance, mortgages, and other financial services. These services include offerings provided through Fundera, NerdWallet Insurance Services, NerdWallet Advisory, and NerdWallet Compare.
•Financial Services - Brokerage and advisory services provided by our insurance agency, loan and mortgage brokerages, and investment advisory subsidiaries.
Recent Acquisitions
We have made progress against our strategic pillars through acquisitions and established subsidiaries that expand into new verticals, enter new markets, and strengthen our platform to drive better user outcomes. Recent acquisitions include:
•Next Door Lending. In October 2024, we acquired Next Door Lending LLC ("NDL"), a mortgage broker that offers a selection of loan products for home purchase and refinance, including cash-out refinance and debt consolidation, across a range of maturities and interest rates. Through NDL, we offer consumers access to government-sponsored entity-conforming loans, FHA insured loans, VA guaranteed loans and jumbo loans.
•NerdWallet Wealth Partners. In June 2025, we acquired a Securities and Exchange Commission ("SEC") registered investment adviser and created NerdWallet Wealth Partners, LLC, which provides traditional investment advisory services, such as financial planning and discretionary investment management.
•College Finance Company. In February 2026, we completed the acquisition of College Finance Company, LLC, expanding our presence in the student loan sector and enhancing our ability to support consumers navigating education-related financial decisions.
Human Capital Management
NerdWallet is defined by its vision: a world where everyone makes financial decisions with confidence. We attract people who are passionate about bringing our mission to life and inspired by the possibility of making real change—to brighten futures, ask hard questions, usher in solutions and provide our consumers with clarity and confidence. As of December 31, 2025, we had over 650 full-time employees, of which approximately 95% are located throughout the United States and 5% are located internationally.
Our Employees and Our Culture
Our Nerds are the key to our success and the reason we believe we will achieve our mission. They are also one of our most crucial areas of investment. Our remote-first culture allows us to reach, attract and retain more diverse talent across all levels of our organization. Attracting and retaining highly-skilled, diverse talent is a key component of our talent enablement and belonging efforts, and is absolutely critical to our success as a business and to fully realizing NerdWallet’s mission. Once employees are at NerdWallet, we invest in their well-being and development: We offer competitive compensation and benefits, opportunities for career growth, and inclusion and belonging programming. For more information on how we invest in our Nerds, please see the section titled “Investing in Our Nerds” in the ESG discussion in this proxy statement.
At the core of our Nerdy culture are our values. They are not just words written on a wall or printed on t-shirts, but lived and breathed every day by every Nerd: (1) Consumer, Company, Team, Self; (2) Relentless Self-Improvement; (3) Ownership; (4) Informed Risk-Taking; and (5) Open, Candid and Constructive. We measure employee performance against these company values and measure employee engagement through surveys and participation at all-hands and town hall style meetings with leadership.

PROXY STATEMENT 2026 3

PROXY SUMMARY
Director Nominees
Our Board has unanimously nominated and recommends a vote “FOR” each of the following nominees for election as directors to serve until the next annual meeting of stockholders and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

TIM CHEN • Chairman of the Board

Age: 43 Director Since: 2011 Independent: No	Board Committee(s): Ex-officio Attendee; Does Not Vote Primary Occupation: Chief Executive Officer of the Company Other Public Company Boards: None

LYNNE M. LAUBE

Age: 56 Director Since: 2020 Independent: Yes	Board Committee(s): Audit and Compensation Primary Occupation: Venture Partner at TTV Capital. Other Public Company Boards: None

ANTHONY LING

Age: 42 Director Since: 2025 Independent: Yes	Board Committee(s): Audit Primary Occupation: Managing Partner at Rise Growth Partners. Other Public Company Boards: None

KENNETH T. MCBRIDE

Age: 58 Director Since: 2022 Independent: Yes
Board Committee(s): Audit and Compensation
Primary Occupation: Former Board Member of Auctane, previously known as Stamps.com Inc., and current Board Member of several private company and not-for-profit boards.
Other Public Company Boards: None

4 PROXY STATEMENT 2026

PROXY SUMMARY
A Diverse and Skilled Board
We believe that our nominees for election to the Board have an appropriate mix of skills, expertise and experience to oversee critical matters of the Company and to represent the interests of our stockholders. The table below sets forth the expected committee membership of our director nominees immediately following the Annual Meeting.
Board and Committees

BOARD SKILL AND EXPERIENCE	CHEN	LAUBE	LING	MCBRIDE
CEO Leadership	•	•		•
Financial Acumen	•	•	•	•
Risk Management	•			•
Marketing		•		•
IT & Cybersecurity				•
Public Company Board Experience		•		•
Operations & Strategy		•		•
Corporate Governance				•
Former CEO		•		•
Finance/Capital Allocation			•	•
COMMITTEES
Audit Committee		¶	¶	«
Compensation Committee		«		¶

« CHAIR ¶ MEMBER
Executive Compensation
We are an “emerging growth company,” as defined in the JOBS Act until December 31, 2026. As an emerging growth company, we have certain reduced disclosure requirements and are exempt from certain requirements related to executive compensation, including the requirements to hold non-binding advisory votes on executive compensation, to provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees and to provide specific disclosure regarding pay versus performance.

PROXY STATEMENT 2026 5

PROXY SUMMARY
Processes and Procedures for Compensation Decisions
Our Compensation Committee is primarily responsible for establishing and reviewing our general compensation strategy. In addition, the Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves annually all compensation decisions relating to all of our executive officers, including our Named Executive Officers (as defined in “Named Executive Officer Compensation Tables” below). The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers, other than himself. Under its charter, our Compensation Committee has the authority to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers.
Key elements of our compensation program for Named Executive Officers in 2025 are set forth below.

Compensation Element	Brief Description	Objectives

Base Salary	Fixed cash compensation	Attract and retain key executives

Annual Incentive Program	Performance-based cash compensation	Enhance alignment with Company performance

Equity Awards	Restricted stock units ("RSUs") Non-qualified stock options	Enhance alignment with stockholders Multiple award types provide diverse incentives

Change of Control and Severance Policy
Lump sum payment of base salary that would have been earned during the applicable severance period;
Payment of, or reimbursement for, continued healthcare coverage under COBRA for the applicable severance period; and
In the event of a change of control, acceleration of vesting of time-based awards.

Motivate executives to drive business success independent of the possible occurrence of any transaction
Maximize stockholder value by retaining key personnel during actual or rumored transactions
Enhance the Company’s ability to attract/retain key executives
Pre-established severance benefits can also limit one-off negotiations at the time of each executive termination

Key elements of our compensation governance for our Named Executive Officers are set forth below.

WHAT WE DO
✓Multi-year vesting schedules for equity awards
✓Stock Ownership Principles
✓Use Independent Compensation Consultant
✓Anti-Hedging Policy, applicable to directors and employees
✓Compensation Recovery Policy, applicable to officers

WHAT WE DON’T DO
×No Employment Agreements
×No Excise Tax Gross-Ups on Change-in-Control Payments
×No Excessive Perquisites
×No Special Retirement Benefits designated solely for executive officers
×Do not grant options with exercise prices at less than fair market value of our common shares on the date of grant
Please see “Named Executive Officer Compensation Tables” and the related narrative disclosure for more information regarding the compensation of our Named Executive Officers.

6 PROXY STATEMENT 2026

PROXY SUMMARY
Corporate Governance Highlights—Reasonable Governance with a Controlling Stockholder
Key elements of our governance are set forth below.

Executive sessions of independent directors	Regular evaluation of director compensation

Annual Board and Committee self-evaluations	Director onboarding program and continuing director education

Detailed strategy and risk oversight by Board and Committees	Periodic review of Committee charters and key governance policies

No director overboarding	Commitment to fostering an inclusive workplace

Significant engagement with key employees across functional areas, including senior management

Environmental, Social, and Governance ("ESG")
Our mission, to provide clarity for all of life’s financial decisions, is rooted in our belief that both individual consumers and SMBs should be empowered to make financial decisions with confidence. As a mission-driven, consumer-first company, we have long had a company culture oriented towards being responsible and socially conscious.
Our ESG strategy is founded on three pillars:
•Achieving Our Vision, or the work we do to create a world in which everyone makes financial decisions with confidence. We know that not everyone has access to the information they need to make confident decisions, that not everyone is adequately served by financial incumbents, and addressing these inequities is endemic to our DNA.
•Investing in Our Nerds, or the work we do to provide our talented Nerds with an equitable and inclusive workplace in which they can thrive professionally and personally. Our Nerds are eager to make an impact, and we want to empower them in pursuit of our shared and individual goals.
•Building a Socially Responsible Business, or the work we do to ensure that our business practices protect and improve the lives of our consumers, our Nerds, and our wider world.
Below are our 2025 highlights.
•Our Smart Money podcast continued to help consumers navigate their finances, reaching approximately 4.5 million downloads in 2025.
•Since the launch of The Financial Equity Pledge, we awarded more than $500,000 to support organizations furthering financial inclusion. In 2025, that included a $70,000 grant to the Jump Start Coalition to advance financial literacy and help young people develop lifelong financial decision-making skills. Additionally, our seven Employee Resource Groups ("ERGs"), each of which are open to all of our employees, received a total of $40,000 to direct toward organizations that align with their missions.
•During 2025, NerdWallet employees volunteered more than 900 hours for the causes they care about.
You can find more information on our work here: https://www.nerdwallet.com/corporate-impact.

PROXY STATEMENT 2026 7

PROXY SUMMARY
Board Oversight of ESG
Our Board is committed to overseeing NerdWallet’s efforts to integrate ESG principles and practices throughout the organization and the development of an ESG strategy. Our Board is responsible for managing the development and execution of our ESG strategy. Our Board has formed an Executive ESG Committee that is responsible for developing the principles of execution, strategy alignment and management of the ESG Working Group. Our ESG Working Group is comprised of delegates representing a cross-section of our organization, including members of our human resources, legal, information technology, investor relations and financial teams, and is involved in policy planning, day-to-day implementation and the coordination of corporate-wide ESG efforts, and is overseen by the Executive ESG Committee. An overview of our structure and breakdown of responsibilities can be found below.

BOARD OVERSIGHT
EXECUTIVE ESG COMMITTEE ("EEC")
ESG STEERING WORKING COMMITTEE

Provides oversight of ESG strategy and initiatives. Ensures accountability for Executive ESG Committee adherence to ESG principles in the execution of the ESG program elements. Authorizes and empowers Executive ESG Committee to act.

Comprised of Chief Executive Officer, Chief Financial Officer and Chief Legal Officer. The EEC is responsible for devising principles/tenets of execution (as reflected in a Charter), strategy alignment, and the management of day-to-day program execution via the ESG Working Group.

Involved in policy planning and the coordination of corporate-wide ESG efforts including a data management system. Cross-functional team managing the day-today implementation of company initiatives & accountability for performance.

8 PROXY STATEMENT 2026

PROXY SUMMARY
Human Capital Management Highlights
Our Culture and Engagement. Core to our culture is our commitment to our values; (1) Consumer, Company, Team, Self; (2) Relentless Self-Improvement; (3) Ownership; (4) Informed Risk-Taking; and (5) Open, Candid and Constructive. We measure employee performance against these company values and measure employee engagement through surveys, and participation at all-hands and town hall-style meetings with leadership.
Compensation and Benefits. NerdWallet offers market-competitive compensation to attract employees and a pay-for-performance philosophy that aligns employee rewards with individual and company performance. To further align employees with the long-term success of the Company, we grant equity-based compensation to the majority of full-time employees upon hire and through annual performance equity grants. We continue our global pay transparency initiative that was rolled out in 2023, disclosing salary ranges on our job postings and individual salary ranges to employees. We offer a comprehensive benefits and perks program to attract, engage, and retain employees and support their overall health and well-being. NerdWallet offers a remote-first and hybrid work environment for most employees, and supports them to be their most productive and engaged working outside of a traditional office environment.
Pay Fairness. We use a third party platform to analyze our employee salaries for gaps based on race or gender. This analysis happens at least twice a year during our compensation cycle, and we take action when discrepancies emerge.
Talent Enablement and Belonging. At NerdWallet, we aspire to provide people with the confidence they need to live their best lives—however they identify. For our consumers, this means building their financial confidence. For our Nerds, this means fostering an inclusive culture that allows all Nerds to be their authentic selves, grow their skills, contribute, and thrive with the confidence of belonging. Our talent enablement and belonging efforts are centered around ensuring we are building a diverse organization across all business aspects and creating an inclusive culture where everyone is engaged and has access to opportunities.
Employee Resource Groups. NerdWallet proudly supports seven (7) ERGs, which are voluntary, team member-led organizations open to all Nerds and dedicated to fostering an inclusive and supportive workplace. These ERGs play a vital role in ensuring that NerdWallet's culture aligns with its mission, values, and business practices, creating a workplace where all employees feel valued, heard, and empowered to thrive.
Remote Work. Most of our employees transitioned or were hired into permanent remote status and are not required to report to an office for work. We have embraced this change and continue to evolve our practices for employees to be their most productive and engaged working outside of a traditional office environment.
Awards and Recognition
In 2025, NerdWallet won several awards and made several prestigious lists including:
•Fortune's Best Workplaces in Financial Services & Insurance
•Fortune's Best Workplaces in the Bay Area
•2025 People Companies that Care

PROXY STATEMENT 2026 9

PROPOSAL NO. 1
Proposal No. 1—Election of Directors
Our Board currently has five (5) members. Four (4) directors are being nominated for election at the Annual Meeting to hold office until the next annual meeting and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.
Jennifer Ceran has decided that she will not stand for re-election at the Annual Meeting and will retire from the Board effective as of the date of the Annual Meeting. Ms. Ceran’s decision not to stand for re-election is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. Laube will join Messrs. Ling and McBride on the Audit Committee immediately following the Annual Meeting, and Mr. McBride will serve as Chair of the Audit Committee.
All of our director nominees were previously elected by our stockholders with the exception of Mr. Ling, who joined the Board after the 2025 Annual Meeting of Stockholders. The Board has determined that all of the director nominees are independent, except for Mr. Chen, who is not considered independent due to his position as our Chief Executive Officer. There are no family relationships among any of the directors, director nominees and executive officers. Each nominee has agreed to serve, if elected. If any nominee declines or is unable to serve, an event which we do not expect, the Board reserves the right in its discretion to substitute another person as a nominee or to reduce the number of nominees and the size of the Board. In this event, the proxy holders may vote, in their discretion, for any substitute nominee proposed by the Board. We have presented below biographical information regarding each nominee. This biographical information is supplemented by additional information regarding the particular experiences, qualifications, attributes and skills that led the Board to conclude each nominee should serve on the Board. This additional information is set forth under “Proxy Summary - A Diverse and Skilled Board.”
Nominees

Tim Chen	Lynne M. Laube	Anthony Ling	Kenneth T. McBride
Recommendation

10 PROXY STATEMENT 2026

PROPOSAL NO. 1
Director Background and Qualifications
Director Nominees

DIRECTOR SINCE: 2011 AGE: 43 COMMITTEES: None SKILLS:
Tim Chen
Chief Executive Officer | Chairman of the Board
Mr. Chen has served as our Chief Executive Officer since 2009, as a member of our Board of Directors since December 2011, and as Chairman of the Board since September 2021. He is a Co-Founder of the Company. Prior to founding the Company, Mr. Chen worked as an investor at JAT Capital Management, L.P. and Perry Capital and as an Equity Research Associate at Credit Suisse. Mr. Chen holds a B.A. in Economics from Stanford University. His experience as Co-Founder and Chief Executive Officer, together with his background in investment management and equity research, provides deep industry knowledge and strategic leadership to our Board.
OTHER PUBLIC BOARDS
None

CEO LEADERSHIP	FINANCIAL ACUMEN	RISK MANAGEMENT	MARKETING	IT & CYBERSECURITY

PUBLIC COMPANY BOARD EXPERIENCE	OPERATIONS & STRATEGY	CORPORATE GOVERNANCE	FORMER CEO	FINANCE/CAPITAL ALLOCATION

PROXY STATEMENT 2026 11

PROPOSAL NO. 1

DIRECTOR SINCE: 2020 AGE: 56 COMMITTEES: Audit Compensation SKILLS:
Lynne M. Laube
Independent Director
Ms. Laube has served as a member of our Board of Directors since 2020. She currently serves as a Venture Partner at TTV Capital and is a member of the University of Cincinnati Business Advisory Board. Ms. Laube previously served as Chief Executive Officer of Cardlytics, Inc. (Nasdaq: CDLX) from May 2020 to September 2022 and as a member of its Board of Directors from 2008 through November 2022. Prior to her appointment as CEO, Ms. Laube served as Chief Operating Officer of Cardlytics beginning in 2008. Prior to joining Cardlytics, Ms. Laube held various positions at Capital One from 1994 to 2008, including as a Vice President, and began her career at Bank One Corporation, where she specialized in operations analysis. Ms. Laube holds a B.S. in Finance and Marketing from the University of Cincinnati. Her extensive experience in financial services, analytics, operations, and executive leadership provides valuable strategic and operational insight to our Board.
OTHER PUBLIC BOARDS
None

CEO LEADERSHIP	FINANCIAL ACUMEN	RISK MANAGEMENT	MARKETING	IT & CYBERSECURITY

PUBLIC COMPANY BOARD EXPERIENCE	OPERATIONS & STRATEGY	CORPORATE GOVERNANCE	FORMER CEO	FINANCE/CAPITAL ALLOCATION

12 PROXY STATEMENT 2026

PROPOSAL NO. 1

DIRECTOR SINCE: 2025 AGE: 42 COMMITTEES: Audit SKILLS:
Anthony "Tony" Ling
Independent Director
Mr. Ling has served as a member of our board of directors since 2025. He currently serves as a Managing Partner at Rise Growth Partners, a position he has held since 2024. Prior to joining Rise Growth Partners, Mr. Ling served as a Managing Director at Corsair Capital beginning in 2011. Earlier in his career, Mr. Ling held investment roles at Lightyear Capital and J.P. Morgan. Mr. Ling holds a B.A. in Economics and International Studies from Yale University and an M.B.A. from Harvard Business School. His extensive experience in private equity and financial services investing provides valuable expertise in capital allocation, strategic growth, and corporate governance to our Board. Mr. Ling was recommended to the Board by the Company’s Chief Executive Officer based on his experience in the registered investment adviser and broader financial services industry.
OTHER PUBLIC BOARDS
None

CEO LEADERSHIP	FINANCIAL ACUMEN	RISK MANAGEMENT	MARKETING	IT & CYBERSECURITY

PUBLIC COMPANY BOARD EXPERIENCE	OPERATIONS & STRATEGY	CORPORATE GOVERNANCE	FORMER CEO	FINANCE/CAPITAL ALLOCATION

PROXY STATEMENT 2026 13

PROPOSAL NO. 1

DIRECTOR SINCE: 2022 AGE: 58 COMMITTEES: Audit Compensation SKILLS:
Kenneth T. McBride
Lead Independent Director
Mr. McBride has served as a member of our Board of Directors since April 2022 and was appointed Lead Independent Director in May 2025. He previously served as Chief Executive Officer of Stamps.com, Inc. (formerly Nasdaq: STMP), an e-commerce mailing and shipping software company, from 2001 to November 2021. He also served as Chairman of the Board of Stamps.com from 2012 to October 2021 and as Chief Financial Officer from 2000 to 2004. Earlier in his career, Mr. McBride served as an Equity Research Analyst at Salomon Smith Barney from 1997 to 1999. He was a member of the board of directors of Stamps.com from August 2001 until its acquisition in October 2021 and subsequently served on the board of managers of Auctane Parent, LP from October 2021 to February 2023. He previously served on the boards of CafePress Inc. (formerly Nasdaq: PRSS) from 2015 to November 2018 and LegalZoom.com, Inc. (Nasdaq: LZ) from 2012 to 2014. Mr. McBride holds an M.S.E.E. and a B.S.E.E. in Electrical Engineering from Stanford University and an M.B.A. from the Stanford Graduate School of Business. His extensive experience as a public company Chief Executive Officer and Chief Financial Officer, together with his background in technology-enabled services and public company governance, provides valuable leadership and strategic expertise to our Board.
OTHER PUBLIC BOARDS
None

CEO LEADERSHIP	FINANCIAL ACUMEN	RISK MANAGEMENT	MARKETING	IT & CYBERSECURITY

PUBLIC COMPANY BOARD EXPERIENCE	OPERATIONS & STRATEGY	CORPORATE GOVERNANCE	FORMER CEO	FINANCE/CAPITAL ALLOCATION

14 PROXY STATEMENT 2026

BOARD MATTERS
Board Matters
Director Nominations and Appointments
Our Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. In assessing director candidates to fulfill the foregoing, our Board considers those factors it deems appropriate in the context of the needs of the Company and the overall composition of our Board. These factors include the individual’s age, skills, diversity of experience and other background (including gender and race/ethnicity), demonstrated leadership, the ability to exercise sound judgment and, as applicable, independence. Our Board selects nominees for election as directors at each annual meeting of stockholders. Our Board evaluates candidates to fill any vacancies during the year on a similar basis.
Our Board considers candidates from any reasonable source, including recommendations from our existing directors, management, stockholders and any third-party search firms engaged, and does not evaluate candidates differently based on the source of the recommendation.
Stockholders may recommend director candidates for consideration by our Board by giving written notice of the recommendation to the Corporate Secretary, mailed to: 4150 N. Drinkwater Blvd., Suite 200, Scottsdale, Arizona 85251.
Director Qualifications—A Balanced, Skilled Board Serving the Long-Term Interests of the Company and Its Stockholders
Our Board believes that all Board members should possess all of the following personal characteristics:
•Integrity: Directors should demonstrate high ethical standards and integrity in their personal and professional dealings;
•Accountability: Directors should be accountable for their decisions as directors;
•Judgment: Directors should possess the ability to provide wise and thoughtful counsel on a broad range of issues;
•Responsibility: Directors should interact with each other in a manner which encourages responsible, open, challenging and inspired discussion; and
•High Performance Standards: Directors should have a history of achievements that reflects high standards for themselves and others.
The Company believes that each of the directors nominated has a reputation for strong character and integrity and that our directors have worked cohesively and constructively with each other and with management of the Company. Further, the directors have each demonstrated business acumen and an ability to exercise sound judgment.
Our Board also reflects a broad array of knowledge, experience, skills, backgrounds and other attributes, including diversity, as described under “Proxy Summary - A Diverse and Skilled Board.”
Director Independence and Impact of Controlled Company Status
Our shares of Class A common stock are listed on the Nasdaq Global Market. We are a “controlled company” under the Nasdaq Listing Rules because Tim Chen, our Chairman and Chief Executive Officer, and his affiliated trusts control a majority of the voting power of our outstanding capital stock. Given our Board’s size, nominating and governance matters are addressed by the full Board instead of by a select committee. However, we have an Audit Committee composed solely of independent directors as required by Nasdaq Listing Rules. Furthermore, our Board has also determined to have a Compensation Committee (although we are not required to have one) also composed of independent directors. If at any time we cease to be a “controlled company” under the Nasdaq Listing Rules, our Board will take all action necessary to comply with the applicable rules of the Nasdaq stock exchange, including establishing certain committees composed entirely of independent directors, subject to a permitted “phase-in” period.

PROXY STATEMENT 2026 15

BOARD MATTERS
Our Board recently undertook its annual review of director independence in accordance with the applicable Nasdaq Listing Rules. The independence rules include a series of objective tests, including that the director is not employed by us and has not engaged in various types of business dealings with us. In addition, our Board must make a determination as to each independent director that no relationship exists which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors regarding each director’s business and personal activities as they may relate to us and our management.
Our Board has determined that each of Ms. Laube and Messrs. Ling and McBride are “independent directors” as such term is defined by the applicable Nasdaq Listing Rules. In addition, after considering all of the relevant facts and circumstances, our Board has determined that each of: (1) Ms. Laube and Messrs. Ling and McBride, for purposes of service on our Audit Committee, and (2) Ms. Laube and Mr. McBride, for purposes of service on our Compensation Committee, qualifies as “independent” in accordance with the additional independence rules established by the SEC and Nasdaq for such committees.
Family Relationships
There are no family relationships among any of our executive officers or directors.
Oversight by Our Board of Directors
Our Board has general oversight responsibility for the business and affairs of the Company. The directors, in exercising their duties, represent and act on behalf of the stockholders. Our Board serves as the ultimate decision-making body of the Company, except for those matters reserved to (or shared with) our stockholders. Our Board is responsible for overseeing management, which is, in turn, responsible for the day-to-day operations of the Company. Although our Board does not have responsibility for our day-to-day management, it stays regularly informed about our business and provides guidance to management through periodic meetings and other informal communications. Our Board’s primary areas of focus include strategy, finance, leadership development, and risk management, as well as evaluating management and guiding changes as circumstances warrant. As described below, significant additional responsibilities are delegated to committees, which report to our Board on their activities and actions on a regular basis. The committees include our Audit Committee and Compensation Committee. Our Board and its committees perform an annual self-performance review.
Board Leadership Structure—Balanced Leadership Among Chief Executive Officer and Empowered Independent Directors
Our Board is led by our Chairman and Chief Executive Officer, Tim Chen. The Board believes that combining the roles of Chairman and Chief Executive Officer at this time fosters accountability, effective decision-making and alignment between the Board and our senior management. Our Board believes that Mr. Chen, as a Company executive, co-founder and our controlling stockholder, is best suited to serve as Chairman and guide the strategic priorities of the Company in light of his substantial experience, and his in-depth knowledge of our Company and industry. In addition, our Board believes Mr. Chen is uniquely well-positioned to leverage the in-depth knowledge and perspective gained in his executive capacity to lead the Board and to utilize these powers effectively to best serve the Company and our stockholders.
Our Board has carefully considered its leadership structure and believes that the Company and its stockholders are best served by maintaining the flexibility to have any director serve as Chairman. Our Board recognizes that many public companies utilize a non-executive chair or lead independent director structure. Consistent with this practice and to further support independent oversight, the Board appointed Mr. McBride as Lead Independent Director. Our Board believes its current leadership structure is most appropriate for us as a controlled company and best serves the stockholders of the Company.
As a controlled company, the Board believes its current leadership structure is appropriate and effective. At the same time, the Board is committed to robust independent oversight. Four of our directors are independent, and they play an active and meaningful role in Board deliberations and governance. All members of the Audit and Compensation Committees are independent directors, and these committees oversee key areas including financial reporting, risk oversight, executive compensation and related matters.
Our independent directors regularly meet in executive session without management present. These sessions are generally presided over by the Chair of the Audit Committee. In addition, the independent directors have full access to senior management and may retain independent advisers at the Company’s expense as they deem appropriate.

16 PROXY STATEMENT 2026

BOARD MATTERS
The Board believes this structure appropriately balances strong leadership, deep company knowledge and meaningful independent oversight in a manner that serves the best interests of the Company and its stockholders.
Meetings of our Board and Committees
Our Board and committees meet throughout the year at regularly scheduled meetings and informational sessions, and also hold special meetings and act by written consent as appropriate. The non-management directors hold executive sessions to meet without management present, generally at regularly scheduled Board meetings as well as other times that such directors deem necessary or appropriate. The independent directors meet in executive session at least once per year.
Directors are expected to attend the annual meeting of stockholders, Board meetings and meetings of committees on which they serve. We permit participation by telephone or videoconference, which is deemed attendance for all meetings.
In 2025, our Board met five (5) times, and our committees met an aggregate of seven (7) times. All directors attended 75% or more of the Board’s meetings and the meetings of the committees on which they served held during the period in which they served.
Standing Committees of Our Board with Significant Responsibilities
Our Board has delegated various responsibilities and authority to two Board committees: our Audit Committee and Compensation Committee. Each committee operates under a written charter approved by our Board, which is reviewed periodically by the respective committee and is available on the Governance tab of our investor relations website located at https://investors.nerdwallet.com. The table below sets forth the expected membership of our Board committees immediately following the Annual Meeting and the number of meetings held by each committee in 2025.

Director	Audit	Compensation

Tim Chen
Lynne M. Laube	¶	«
Anthony Ling	¶
Kenneth T. McBride	«	¶

2025 MEETINGS	Audit: 4	Compensation: 3

« CHAIR ¶ MEMBER
Audit Committee
In 2025, our Audit Committee consisted of Ms. Ceran, and Messrs. McBride and Ling. Ms. Ceran served as Chair of the Audit Committee during 2025. Following the Annual Meeting, the Audit Committee will consist of Ms. Laube and Messrs. Ling and McBride, with Mr. McBride serving as Chair of the Audit Committee.
Our Board has determined that Ms. Ceran, and Messrs. Ling and McBride satisfy the independence requirements under the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”), as applicable to their respective periods of service. Our Board has determined that each of Ms. Ceran and Mr. McBride is an “audit committee financial expert” within the meaning of SEC rules. Each member of our Audit Committee is financially literate and able to read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has considered each member’s experience, qualifications, and the nature of their prior employment.
The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our Audit Committee include:
•helping our Board oversee our corporate accounting and financial reporting processes;

PROXY STATEMENT 2026 17

BOARD MATTERS
•managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our quarterly and year-end operating results;
•overseeing procedures for receiving and investigating submissions by employees concerning questionable accounting or audit matters and complaints received regarding accounting, internal accounting controls or auditing matters;
•reviewing related person transactions;
•overseeing cybersecurity risks;
•obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and
•approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.
Compensation Committee
Our Compensation Committee consists of Ms. Laube and Mr. McBride. The chair of our Compensation Committee is Ms. Laube. Our Board has determined that each of Ms. Laube and Mr. McBride is independent under the Nasdaq Listing Rules, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. Although we are a “controlled company” under the Nasdaq corporate governance rules and not required to have a compensation committee consisting solely of independent directors, our Compensation Committee is composed solely of independent directors. Our Compensation Committee is advised by Frederic W. Cook & Co., Inc., an independent executive compensation consultant.
The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:
•reviewing and recommending to our Board the compensation of our chief executive officer and reviewing and approving the compensation of other executive officers;
•reviewing and recommending to our Board the compensation of our directors;
•administering our equity incentive plans and other benefit programs;
•reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management; and
•reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.
Board and Committee Responsibilities for Risk Oversight
Our Board has an oversight role, as a whole and also at the committee level, in overseeing management of the Company’s risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks. Our Board oversees our risk management primarily through the matters noted below.
Full Board
•Reviewing management’s business plan, budget, strategic plans and business developments.
•Addressing emerging issues and innovation.
•Overseeing key strategic acquisitions, mergers and divestitures.
•Overseeing management’s response to crises and related reputational risks.
•Overseeing ESG matters, including human capital management, corporate culture and sustainability matters.

18 PROXY STATEMENT 2026

BOARD MATTERS
•Generally overseeing stockholder engagement.
•Succession planning for the Chief Executive Officer and other executive officers, as well as Board leadership.
•Reviewing qualifications, expertise, experience and characteristics of Board members and overseeing director nominations and appointments.
•Overseeing Board structure and composition, and reviewing director succession planning.
•Reviewing and approving Corporate Governance Guidelines and other key governance policies, and monitoring compliance.
•Managing the evaluation process for our Board and committees, and overseeing related activities resulting from such review.
Audit Committee
•Overseeing our major financial risk exposures (including liquidity, capital spending, credit and financings) and management’s risk assessment and risk management policies.
•Reviewing financial statements and SEC reports, including the adequacy of our internal control over financial reporting, disclosure processes and any mitigating activities adopted in response to material control deficiencies.
•Monitoring legal and regulatory compliance including compliance with the Company’s Code of Business Conduct.
•Regular oversight and consultations with the independent registered public accounting firm.
•Direct oversight of the internal audit group.
•Overseeing the whistleblower hotline processes for accounting and auditing matters.
•Reviewing and approving related person transactions in accordance with our Related Person Transactions policy.
•Oversight of cybersecurity risks.
Compensation Committee
•Reviewing and approving compensation and severance/termination policies and agreements with executive officers.
•Evaluating director and executive officer compensation programs.
•Considering whether and how our executive compensation philosophy, policies and programs support our overall business strategy.
•Reviewing the material risks associated with our compensation structure, policies and programs for all employees to determine whether they encourage excessive risk-taking.
•Evaluating compensation policies and practices to mitigate risk.
•Directly overseeing stockholder engagement related to compensation matters.
Our Board and its committees have been, and continue to be, prepared to commit the necessary resources and time to oversee the management of critical matters of the Company, including in times of an actual or potential crisis.
Tailored Corporate Governance Policies to Ensure Integrity and Ethical Conduct
Our Board has adopted tailored governance practices appropriate for our public company status. Our policies align our corporate governance structure and our business strategy and culture, and enable our Board to effectively oversee our culture of compliance and rigorous risk management.
Copies of our Corporate Governance Guidelines and our Code of Business Conduct are available under the Governance tab of our website at https://investors.nerdwallet.com.

PROXY STATEMENT 2026 19

BOARD MATTERS
Code of Business Conduct—Establishing A Culture of Compliance
Our Code of Business Conduct applies to all of our directors, officers and employees and is intended to comply with the relevant listing requirements for a code of conduct as well as qualify as a “code of ethics” as defined by the rules of the SEC. The Code of Business Conduct contains general guidelines for conducting our business consistent with the highest standards of business ethics. We intend to disclose future amendments to certain provisions of our Code of Business Conduct, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, and our directors, on our website at https://investors.nerdwallet.com or via a Current Report on Form 8-K.
Corporate Governance Guidelines—Establishing Core Principles of Governance
We believe that good corporate governance promotes the effective functioning of our Board and its committees and helps to ensure that the Company is managed for the long-term benefits of our stockholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the Nasdaq Listing Rules. Our Corporate Governance Guidelines provide a framework for the governance of the Company as a whole and describe the principles and practices that our Board follows in carrying out its responsibilities.
Such Corporate Governance Guidelines will be regularly reviewed by our Board to ensure that they effectively promote the best interests of both the Company and our stockholders and that they comply with all applicable laws, regulations and Nasdaq Listing Rules. The Corporate Governance Guidelines address, among other things, the size, composition, structure, leadership and policies of our Board and its committees, the responsibilities and authority of our Chairman and lead director (if any), director qualification standards, expectations and responsibilities of directors, management succession planning and the evaluation of Board performance.
Insider Trading Policy—Addressing Pledging and Hedging Guidance
We believe it is improper and inappropriate for any person to engage in short-term or speculative transactions involving our securities and have adopted an insider trading policy and procedures that govern the purchase, sale, and other dispositions of our securities by officers and directors that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. This policy and procedures are set forth in our Insider Trading Policy, which is filed as Exhibit 19.1 to the Annual Report. We comply with insider trading laws, rules and regulations, and applicable listing standards in any transactions involving our own securities. In addition, we prohibit our officers, directors and employees from engaging in any of the following activities with respect to our securities:
•Pledging/purchases of securities on margin. Our officers, directors and employees are prohibited from pledging our securities as security for margin accounts.
•Short sales. Our Insider Trading Policy prohibits all officers, directors and employees from selling Company securities they do not own and borrowing the shares to make delivery.
•Buying or selling puts, calls, options or other derivatives in respect of our securities is prohibited. This prohibition extends to any instrument whose value is derived from the value of any of our securities.
•Hedging transactions. Our officers, directors and employees are prohibited from entering into hedging transactions.
Board Evaluation Process
Our Board believes it is important to assess its overall performance and the performance of our Board committees in order to serve the best interests of our stockholders and position the Company for future success. Our Board and each committee conduct annual evaluations to determine whether they are functioning effectively. Our Board will oversee the determination and implementation of an appropriate process and recommended activities in response to such findings.

20 PROXY STATEMENT 2026

BOARD MATTERS
Director Onboarding and Continuing Education—Connecting New Directors to the Company’s Unique Culture and Business, and Maintaining Key Expertise in an Evolving Regulatory and Business Landscape
Our Board oversees the Company’s orientation programs for new directors and continuing education programs for existing directors. Each new director, upon joining our Board, is provided with an orientation session regarding our Board and the Company’s operations. As part of this orientation, each new director has an opportunity to meet with members of senior management of the Company.
Directors are encouraged to participate in continuing education on various subjects that will assist them in discharging their duties. This may include seminars, conferences and other continuing education programs designed for directors of public companies.
Communications With Our Board
If you want to communicate with the non-management members of our Board, you should send a letter to any such director at 4150 N. Drinkwater Blvd., Suite 200, Scottsdale, Arizona 85251 or to the email address boardofdirectors@nerdwallet.com. The Corporate Secretary may sort or summarize the communications as appropriate. Communications that are commercial solicitations, customer complaints, incoherent or inappropriate will not be communicated to the non-management members of our Board.
To submit concerns regarding accounting, internal accounting controls or auditing matters, you may email the chair of our Audit Committee at auditchair@nerdwallet.com, call our reporting hotline at (844) 836-6742, or submit through our online reporting tool at nerdwallet.allvoices.co. NerdWallet employees may submit such concerns on a confidential or anonymous basis. Communications made through the confidential hotline will be reviewed by our Audit Committee in accordance with its procedures.
Compensation of Non-Employee Directors for 2025
Our non-employee director compensation program is designed to attract and retain qualified directors, provide fair compensation for the time and responsibilities associated with Board and committee service, and align directors' interests with those of our stockholders. The Compensation Committee periodically reviews the program and recommends any appropriate changes to the Board.
In May 2025, the Board adopted stock ownership guidelines applicable to our non-employee directors to further align interests with those of our stockholders. Under the guidelines, each non-employee director is expected to hold shares of our Class A common stock with a value equal to five times the annual Board cash retainer (excluding committee or leadership retainers) within five years of the later of the guideline effective date or the date the individual first becomes a director. Compliance is measured annually each calendar year as of December 31st based on the average closing stock price for the immediately prior 60 days, and includes shares owned outright, qualifying trusts, vested deferred shares, and service-based RSUs (whether or not vested) held by the director and his or her immediate family members sharing his or her household. Directors who have not met the ownership requirement after the applicable five-year period must retain at least 50% of net shares received from Company equity awards until the requirement is satisfied. The Board or the Compensation Committee may interpret or waive the guidelines in limited circumstances and may consider compliance in connection with renomination decisions.
In connection with adopting the stock ownership guidelines, the Board approved an amendment to the non-employee director compensation policy. Under the amended policy, each non-employee director is entitled to the following annual cash compensation for Board service, payable on a quarterly basis:

Annual Compensation of Non-Employee Directors
•Board Member — $50,000
•Audit Committee Chair — $21,500
•Compensation Committee Chair — $15,000
•Audit Committee Member — $10,000
•Compensation Committee Member — $7,500
•Lead Independent Director — $15,000

PROXY STATEMENT 2026 21

BOARD MATTERS
Each individual elected or appointed to the Board as a non-employee director automatically receives, on the date of such election or appointment, a one-time initial grant of RSUs ("Initial One-Time RSU Grant") with an aggregate target grant date value of $185,000. The Initial One-Time RSU Grant vests in three equal annual installments following the date of election or appointment, subject to the director’s continued service through each applicable vesting date. The Initial One-Time RSU Grant vests in full upon a change in control of the Company, subject to the director's continued service through the date of such change in control.
In addition, on the date of each annual meeting of stockholders, each non-employee director serving immediately following the annual meeting automatically receives an annual grant of RSUs ("Annual Equity Award of RSUs") with an aggregate target value of $185,000, determined based on the grant date. If a non-employee director is elected or appointed to the Board on a date other than the annual meeting date, their Annual Equity Award of RSUs is pro-rated accordingly. The Annual Equity Award of RSUs vest on the earlier of (i) the one-year anniversary of the grant date and (ii) the day immediately preceding the next annual meeting of stockholders, subject to the director's continued service through the applicable vesting date. The Annual Equity Award of RSUs vest in full upon a change in control of the Company, subject to the director's continued service through the date of such change in control.
Non-employee directors are reimbursed for ordinary, necessary and reasonable out-of-pocket travel expenses incurred in connection with in-person attendance at and participation in Board and committee meetings, in accordance with our applicable policies.
2025 Director Compensation Table
The table below sets forth the compensation of our directors in 2025, excluding Tim Chen whose compensation is covered in the Summary Compensation Table.

Name	Fees Earned Or Paid In Cash ($)		Stock Awards ($)(1)	All Other Compensation ($)		Total ($)

Jennifer E. Ceran	70,750		190,257	—		261,007
Lynne M. Laube	63,500		190,257	—		253,757
Anthony Ling	36,593	(2)	192,737	100,000	(3)	329,330
Kenneth T. McBride	75,935		190,257	—		266,192
(1)The amounts reported in this column represent the aggregate grant date fair value of RSUs granted during 2025, in each case computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718, or ASC Topic 718. The assumptions used in calculating the grant date fair value of RSUs are set forth in Note 10–Stockholders’ Equity of the consolidated financial statements included in the Company’s Annual Report.
The table below shows the aggregate numbers of shares subject to outstanding and unexercised option awards and outstanding stock awards held by each non-employee director as of December 31, 2025.

Name	Option Awards	RSUs

Jennifer E. Ceran	120,000	18,137
Lynne M. Laube	120,000	18,137
Anthony Ling	—	17,996
Kenneth T. McBride	—	18,137
(2)This amount has been prorated to reflect time served in 2025.
(3)Reflects consulting fees paid to Mr. Ling prior to his appointment as a director of the Company.

22 PROXY STATEMENT 2026

EXECUTIVE OFFICERS
Executive Officers
Set forth below are descriptions of the backgrounds of each executive officer of the Company.

TIM CHEN

Chief Executive Officer and Chairman of our Board Age: 43	See “Proposal No.1 –Election of Directors—Director Background and Qualifications” for biographical and other information regarding Tim Chen.

JUN HYUNG LEE (AKA "JOHN LEE")

Chief Financial Officer Age: 40
Mr. Lee has served as our Chief Financial Officer since March 17, 2025. Prior to joining NerdWallet, he served as Chief Financial Officer and Chief Operating Officer of Divvy Homes from January 2022 to March 2025. Previously, Mr. Lee spent more than seven years at Blackstone from July 2014 to December 2021, where he most recently served as a Managing Director in the Private Equity Group. Mr. Lee holds a B.S. in Mathematical Computational Science and a B.A. in Economics from Stanford University, and an M.B.A. from Harvard Business School.

PROXY STATEMENT 2026 23

EXECUTIVE OFFICERS

SAM MISCHNER

Chief Revenue Officer Age: 46
Mr. Mischner has served as our Chief Revenue Officer and Head of Home since June 2025, and he became General Manager of Consumer Lending and Vertical Expansion and executive officer of NerdWallet in April 2026. Prior to joining NerdWallet, Mr. Mischner served as President and Chief Commercial Officer of Consumer Affairs from July 2020 to June 2025. Previously, he served as Chief Commercial Officer of Cadre from January 2019 to May 2020 and as Chief Revenue Officer and Head of Mortgage (General Manager) at LendingTree from October 2013 to January 2019. Earlier in his career, Mr. Mischner founded and operated a mortgage company called Freedom Financial Solutions from February 2004 to July 2010, which he later sold and helped merge into the newly formed RMCi Financial, and held senior leadership roles at other mortgage and financial services companies. Mr. Mischner holds a B.A. in Journalism and Public Relations from the Grady College of Journalism and Mass Communication, University of Georgia.

Other Senior Management
Set forth below are descriptions of the backgrounds of other members of senior management of the Company.

DAVID COVELL

Chief Product Officer Age: 50
Mr. Covell has served as our Chief Product Officer since January 6, 2026. Prior to joining NerdWallet, Mr. Covell was Chief Product Officer at Two Chairs beginning in March 2022. He previously served as an Advisor to growth-stage companies including Brightline, Brigit, Propel and NerdWallet from 2020 to 2022. He previously served as Chief Product Officer at HotelTonight until it was acquired by Airbnb in April 2019. Prior, he was Senior Director of Product at Credit Karma from December 2014 to May 2018. Prior to that he held Product leadership positions at Yahoo! and E*TRADE Financial. Mr. Covell holds a B.S. in Business Administration from the University of Kansas.

24 PROXY STATEMENT 2026

EXECUTIVE OFFICERS

EKUMENE LYSONGE (AKA "E")

Chief Legal Officer Age: 49
Mr. Lysonge has served as our Chief Legal Officer since April 1, 2023, and previously served as our General Counsel from April 2021 to March 2023. Prior to joining NerdWallet, Mr. Lysonge served as Global Deputy General Counsel and Assistant Corporate Secretary at Jones Lang LaSalle beginning in January 2020. He previously served as Vice President and General Counsel of Snapfish from March 2019 through January 2020 and as Vice President, General Counsel, and Corporate Secretary of CafePress, Inc. from October 2015 to March 2019. Mr. Lysonge holds a B.A. from Fisk University and a J.D. from Vanderbilt University Law School.

NICHOLAS TATUM (AKA "NIK")

Chief Accounting Officer Age: 41
Mr. Tatum has served as our Chief Accounting Officer since March 2025 and previously served as our Corporate Controller from August 2022 to February 2025. He joined NerdWallet in August 2022. Prior to joining NerdWallet, Mr. Tatum served in various roles at Under Armour, Inc. from January 2015 to August 2022, most recently as Senior Director, Corporate and Global Accounting. Previously, he served as Director, Financial Reporting at Millennial Media from September 2013 to January 2015 and held various roles with PricewaterhouseCoopers. Mr. Tatum is a Certified Public Accountant and holds a B.S. from the University of Maryland.

PROXY STATEMENT 2026 25

EXECUTIVE OFFICERS
Named Executive Officer Compensation Tables
Our Named Executive Officers for the year ended December 31, 2025 were:
•Tim Chen, our Chief Executive Officer and Chairman of our Board;
•John Lee, our Chief Financial Officer; and
•Sam Yount, our former Chief Business Officer.
2025 Summary Compensation Table
The following table shows the compensation awarded to, earned by or paid to our Named Executive Officers for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Tim Chen Chief Executive Officer and Chairman of the Board	2025	700,000	—		—	—	825,024	16,100	1,541,124
	2024	700,000	—		—	—	770,800	16,304	1,487,104
John Lee Chief Financial Officer	2025	395,833	—		2,594,441	3,020,131	242,737	15,750	6,268,892
Sam Yount(5) Former Chief Business Officer	2025	423,000	1,666,667	(4)	1,259,636	1,468,597	146,682	16,100	4,980,682
	2024	368,250	1,751,667		—	—	—	16,283	2,136,200
(1)The amounts reported in these columns represent the aggregate grant date fair value of RSUs and stock option awards, in each case computed in accordance with ASC Topic 718. The assumptions used in calculating the grant date fair value of RSUs and stock options are set forth in Note 10–Stockholders’ Equity of the consolidated financial statements included in the Company’s Annual Report.
(2)The 2025 amounts reported in this column represent performance-based incentive bonuses paid to Messrs. Chen, Lee and Yount based on (i) a revenue-related growth metric and (ii) a non-GAAP operating income-related metric, both in fiscal year 2025, subject to certification of the attainment of the performance levels. On March 18, 2026, the attainment of performance levels for fiscal year 2025 was certified by the Compensation Committee and these performance-based incentive bonuses were earned.
(3)The 2025 amounts reported in this column include Company matching contributions under its 401(k) plan of $14,000 for each of Messrs. Chen, Lee and Yount, and other nominal benefits.
(4)This amount represents retention compensation paid to Mr. Yount pursuant to the terms of a retention agreement related to the Company's acquisition of On the Barrelhead, Inc., a Delaware corporation ("OTB") in July 2022. Under the retention agreement, Mr. Yount received $5.0 million of cash retention awards which were paid in equal installments on the first, second and third anniversaries of the closing of the acquisition of OTB, subject to Mr. Yount's continued employment with the Company.
(5)Mr. Yount served as our Chief Business Officer until April 3, 2026. Upon Mr. Yount's resignation from the Company, all unvested awards (including RSUs and options) were immediately forfeited, while any vested options remain exercisable for a period of 90 days following the date of resignation, after which any unexercised options will be forfeited.

26 PROXY STATEMENT 2026

EXECUTIVE OFFICERS
Narrative Disclosure to Summary Compensation Table
Offer Letters and Other Agreements
Set forth below are descriptions of our employment terms with our Named Executive Officers. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our Named Executive Officers, see “—Potential Payments Upon Termination or Change in Control.”
Tim Chen. On June 25, 2021, we entered into an offer letter with Mr. Chen. Mr. Chen is entitled to an annual base salary as determined by the Compensation Committee of the Board from time to time which was $700,000 effective as of April 1, 2023. Mr. Chen is also eligible to participate in the employee benefit plans generally available to our employees.
John Lee. On January 21, 2025, we entered into an offer letter with Mr. Lee. Mr. Lee is entitled to an annual base salary as determined by the Compensation Committee of the Board from time to time, which was $500,000 effective January 21, 2025. Mr. Lee is eligible to participate in the Company’s Executive Bonus Program with a 2025 target bonus opportunity equal to 70% of his base salary. Mr. Lee is also eligible to participate in the employee benefit plans generally available to our employees.
Sam Yount. On June 23, 2022, we entered into an offer letter with Mr. Yount as part of NerdWallet's acquisition of OTB that was completed on July 11, 2022. Mr. Yount was entitled to an annual base salary as determined by the Compensation Committee of the Board from time to time, which was $350,000 effective as of July 11, 2022 and increased to $423,000 on October 1, 2024. In addition, we entered into a cash retention agreement with Mr. Yount pursuant to which Mr. Yount received $5.0 million of cash retention payments, payable in equal installments on the first, second and third anniversaries of the closing of the acquisition of OTB, which had been subject to Mr. Yount's continued employment with the Company. Mr. Yount was also eligible to participate in the employee benefit plans generally available to our employees. Mr. Yount served as our Chief Business Officer through April 3, 2026, when his employment with the Company terminated.
Annual Incentive Programs
The Compensation Committee designated Mr. Chen as a participant in the 2025 CEO Bonus Program with a bonus target value of $525,000. Mr. Lee and Mr. Yount were designated as participants in the 2025 Executive Bonus Program by the Compensation Committee, each with the following bonus target % of salary: Mr. Lee 70% and Mr. Yount 50%. For additional information about these bonus programs, see "2025 Summary Compensation Table" above. These Programs are designed to align the CEO's and Executives' interests with short-term Company performance on a revenue-related growth metric and a non-GAAP operating income-related metric.
Equity Awards
Our Compensation Committee approves all compensation decisions relating to all of our executive officers, including our Named Executive Officers. In connection with his appointment as Chief Financial Officer in 2025, Mr. Lee received new hire equity awards consisting of time-based RSUs and non-qualified stock options, which vest generally over four years, subject to continued employment. Equity awards granted to Mr. Yount in 2025 consisted of RSUs and non-qualified stock options. Mr. Chen did not receive equity awards in 2025. For additional information about these equity awards, see "Outstanding Equity Awards At December 31, 2025" below. Our equity compensation is designed to ensure that our Named Executive Officers are incentivized to grow stockholder value and that their interests are aligned with our stockholders for the long term.
While we do not have formal stock ownership guidelines or requirements for our executive officers, we do strive to promote a culture of ownership. Our Chief Executive Officer and our Chief Financial Officer have agreed to retain holdings (vested and unvested) worth at least six times and four times their total annual cash compensation, respectively.
Policies and Practices Related to the Grant of Certain Equity Awards
The Compensation Committee approves equity awards granted to our Named Executive Officers on or before the grant date. The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of such awards. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In 2025, we did not award any stock options to our Named Executive Officers during any period beginning four (4) business days before the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K disclosing material nonpublic information and ending one business day after the filing or furnishing of such report with the SEC.

PROXY STATEMENT 2026 27

EXECUTIVE OFFICERS
Outstanding Equity Awards At December 31, 2025
The following table provides information about the outstanding Company equity awards held by our Named Executive Officers as of December 31, 2025.

		Option Awards					Stock Awards

Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(6)

Tim Chen	5/24/2021	19,840	—		$22.18	5/24/2026
	5/24/2021	455,160	—		$20.16	5/24/2031
	7/1/2022	—	11,990	(1)	$9.17	7/1/2027	29,938	(4)	405,660
	7/1/2022	511,447	75,331	(2)	$8.34	7/1/2032
	3/15/2023						76,183	(4)	1,032,280
John Lee	3/17/2025	—	575,263	(3)	$9.02	3/16/2035	287,632	(5)	3,897,414
Sam Yount	7/11/2022						7,402	(5)	100,297
	3/18/2025	24,864	107,748	(2)	$8.77	3/17/2035	53,874	(4)	729,993
	6/3/2025	15,697	109,884	(2)	$10.80	6/2/2035	54,942	(4)	744,464
(1)The option vests as to 100% of the shares subject to the option on January 1, 2026, subject to the executive's continued service with us on the vesting date.
(2)The option vests in substantially equal monthly installments over 48 months of continuous service following the vesting commencement date, subject to the executive’s continued service with us on each applicable vesting date.
(3)The option vests as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date, and as to 1/48th of the shares on a monthly basis thereafter for the next 36 months, subject to the executive’s continued service with us on each applicable vesting date.
(4)The RSUs vest in 16 substantially equal installments on each Quarterly Installment Date (March 1, June 1, September 1, and December 1 of each year, provided that if such date is not a business day, the Quarterly Installment Date shall be the first business day after such date) following the vesting commencement date, subject to the executive’s continued service with us on each applicable vesting date.
(5)The RSUs will be completely vested once the executive has been a service provider on 17 consecutive Quarterly Installment Dates (approximately four years). A number of shares shall vest on each Quarterly Installment Date (March 1, June 1, September 1, and December 1 of each year, provided that if such date is not a business day, the Quarterly Installment Date shall be the first business day after such date) following the vesting commencement date as follows, subject to the executive being a service provider through such date:
•1st through 4th Quarterly Installment Date: No vesting.
•5th Quarterly Installment Date: A number of shares subject to the award shall vest equal to the product of (i) the number of RSUs granted, multiplied by (ii) a fraction, (x) the numerator of which shall be the number of days that have elapsed since, and including, the vesting commencement date and (y) the denominator of which shall be one thousand four hundred sixty (1,460), rounded down to the nearest whole share.
•6th through 16th Quarterly Installment Date: 1/16th of the number of RSUs granted shall vest, rounded down to the nearest whole share.
•17th Quarterly Installment Date: All then unvested RSUs shall vest.
(6)Market value is calculated based on $13.55, the closing price of our Class A common stock on December 31, 2025.

28 PROXY STATEMENT 2026

EXECUTIVE OFFICERS
Potential Payments Upon Termination of Employment or Change in Control of the Company
Pursuant to our change of control and severance policy, which became effective as of June 16, 2021, Messrs. Chen, Lee, and Yount were eligible for the benefits described in this paragraph (which such benefits specifically supersede any prior agreements relating to such benefits). The policy has a term of three years, subject to automatic renewal unless terminated by the Company at least three months prior to the date on which the policy would otherwise renew. The policy automatically renewed for an additional three-year period on June 16, 2024. In the event of a termination without cause or resignation for good reason (a “Qualifying Termination”), each such officer, contingent on execution of a general release of claims against us, will be entitled to (i) a lump sum payment equal to (A) the amount of base salary that would have been earned during the severance period (at the rate in effect immediately prior to such termination prior to any reduction that triggered a resignation for good reason), plus (B) payment of the officer’s target bonus, if applicable, assuming the bonus would have been earned at 100% of target, and prorated based on the number of calendar months completed in the performance period in which the termination occurs and (ii) to the extent the officer timely elects to receive continued coverage under our group healthcare plans, payment of, or reimbursement for, such coverage under COBRA, for up to the length of the severance period. The severance period will be six months; provided, however, that if such Qualifying Termination occurs during the period beginning 3 months prior to, and ending on the date that is 12 months following, a change in control of the Company (a Change in Control Termination), then the severance period will be 12 months. In addition, in the event of a Change in Control Termination, each such officer would also receive (x) if applicable, payment of the officer’s annual target bonus assuming the bonus would have been earned at 100% of target, and (y) vesting of each of the officer’s outstanding equity awards (excluding performance-based awards) as if the officer had completed an additional 12 months of continuous service beyond the termination date.
On March 15, 2023, we amended our change of control and severance policy to provide for the following: (i) in the event of a Change in Control Termination, each officer’s unvested outstanding equity awards (excluding performance-based awards) will vest fully and (ii) in the event of a Qualifying Termination that is not a Change in Control Termination, such officer will no longer be eligible to receive a prorated target bonus.
Pursuant to the CEO Incentive Program, in the event Mr. Chen's employment with the Company terminates for any reason other than as a result of death, disability or an involuntary termination, then, unless otherwise determined by the Committee, his bonus opportunity is immediately and automatically forfeited. Furthermore, if at any time before the bonus is paid, and while Mr. Chen is continuously employed by the Company or an affiliate, (i) a Change of Control occurs and (ii) the surviving or acquiring corporation (or its parent company) in such Change of Control does not assume or continue the CEO Incentive Program or substitute a similar bonus opportunity for this Program (a “Replacement Award”), then Mr. Chen will become immediately entitled to receive a bonus payout at the Change of Control Performance Level upon the Change of Control. If, within twelve (12) months after a Change of Control, Mr. Chen experiences a COC Qualifying Termination (as defined in the Company’s Amended and Restated Change of Control and Severance Policy) before the bonus under CEO Incentive Program (or the Replacement Award) has been paid, Mr. Chen will become immediately entitled to receive such bonus (or Replacement Award) upon such COC Qualifying Termination. If Mr. Chen experiences a Qualifying Termination (as defined in the Company’s Amended and Restated Change of Control and Severance Policy) before the bonus under this Program has been paid and then a Change of Control occurs within three (3) months following such termination of employment, Mr. Chen will become immediately entitled to receive such bonus at the Change of Control Performance Level.
Other Compensation and Benefits
All of our Named Executive Officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same terms as all of our U.S.-based employees. In addition, we also offer our employees paid time off, a 401(k) plan, an Employee Stock Purchase Plan ("ESPP"), mental health services, commuter benefits, health and dependent care flexible spending accounts, and access to third-party personal finance support. We generally do not provide perquisites or personal benefits to our Named Executive Officers that we do not offer to our other employees. During our year ended December 31, 2025, we paid or reimbursed our Named Executive Officers a stipend for wellness, career enrichment, cell phone costs and at-home internet, paid or reimbursed certain home office expenses, and provided certain service-based anniversary gifts to our employees with an accompanying gross-up.

PROXY STATEMENT 2026 29

EXECUTIVE OFFICERS
We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Internal Revenue Code limits, which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan. Currently, we make matching contributions up to 4% of the employee’s annual salary up to a maximum of $330,000. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.
Our Named Executive Officers did not participate in, or earn any benefits under, a non-qualified deferred compensation plan sponsored by us during the year ended December 31, 2025. Our Board may elect to provide our officers and other employees with non-qualified defined contribution or other non-qualified deferred compensation benefits in the future if it determines that doing so is in our best interests.
Our Named Executive Officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us designated solely for executive officers during 2025.
We offer an ESPP to eligible employees in the U.S. and abroad to attract and retain employees, and create a culture of ownership so that our employees are aligned with our longer term goals.
Equity Compensation Plan Information
The following table sets forth the indicated information as of December 31, 2025 with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining available for future issuance under equity compensation plans(4)

Equity compensation plans approved by security holders	9,774,767	(1)(2)	$11.58	14,150,925
Equity compensation plans not approved by security holders	80,758	(5)		—
Total	9,855,525		$11.58	14,150,925
(1)Includes outstanding awards under the Company's (i) 2012 Equity Incentive Plan, which was terminated effective November 3, 2021 and under which awards are no longer made, and (ii) 2021 Equity Incentive Plan, as amended.
(2)Comprised of (i) 4,970,460 RSUs, (ii) 4,573,531 stock options, (iii) 18,458 performance-based restricted stock units ("PSUs"), and (iv) 212,318 performance-based stock options ("PSOs").
(3)The weighted-average exercise price relates to outstanding stock options and PSOs only. RSU and PSU awards have no exercise price.
(4)Includes (i) 12,443,868 shares available under the 2021 Equity Incentive Plan, as amended, and (ii) 1,707,057 shares available under the 2021 Employee Stock Purchase Plan.
(5)These awards were issued under the Company's 2022 Inducement Equity Incentive Plan ("Inducement Plan"), adopted in connection with the Company's acquisition of OTB. The Inducement Plan was adopted by the Compensation Committee effective July 11, 2022 and reserved 1,998,531 shares of Class A common stock to be used exclusively for the grant of awards to individuals that were not previously employees or directors of the Company, as an inducement to the individual's entry into employment with the Company within the meaning of Nasdaq Listing Rule 5635(c)(4). A total of 1,998,531 RSUs were awarded to those individuals employed at OTB who were offered employment with the Company following the acquisition of OTB.
For additional information regarding our equity compensation plans, please refer to Note 10–Stockholders’ Equity of the consolidated financial statements included in the Company’s Annual Report.

30 PROXY STATEMENT 2026

EXECUTIVE OFFICERS
Transactions with Related Persons
Related Person Transactions Policy and Transactions with Related Persons
Our Board has adopted a Related Person Transaction Policy that sets forth the process by which our Audit Committee will identify, review, consider and approve or ratify transactions involving NerdWallet and any related person. A related person transaction is defined as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which NerdWallet and any related person are, were or will be participants in which the amount involved exceeds $120,000.
Our Audit Committee will consider all the relevant facts and circumstances deemed relevant by and available to the Audit Committee, including, but not limited to (a) the risks, costs, and benefits to NerdWallet, (b) the impact on a director’s independence in the event the Related Person is a director, immediate family member of a director, or an entity with which a director is affiliated, (c) the terms of the transaction, (d) the availability of other sources for comparable services or products and (e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. The Audit Committee will approve only those related person transactions that, in light of known circumstances, are in, or are consistent with, the best interests of NerdWallet and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.
We require each of our directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicits information about related person transactions. This process helps our Board determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
In 2025, there were no related person transactions and there are not currently any proposed related person transactions that would require disclosure under the SEC rules.
Compensation Recovery Policy
As required pursuant to the listing standards of the Nasdaq Listing Rules, Rule 10D under the Exchange Act, and Rule 10D-1 under the Exchange Act, the Compensation Committee of the Board of Directors has adopted a Compensation Recovery Policy, effective October 2, 2023, which requires the Company to recover compensation erroneously awarded to any current or former Section 16 officer in the event of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Compensation Recovery Policy requires the Company to recover the incremental portion of the incentive-based compensation received by such officer within the applicable recovery period in excess of the amount that would have been paid or payable based on the restated financial results (without regard to any taxes paid), other than in limited circumstances in which an exception to such recovery applies.
For additional information regarding our Compensation Recovery Policy, please refer to Exhibit 97.1 to the Company’s Annual Report.

PROXY STATEMENT 2026 31

STOCK OWNERSHIP INFORMATION
Stock Ownership Information
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the beneficial ownership of our common stock as of March 24, 2026, the record date for the 2026 Annual Meeting, by:
•each person, or group of affiliated persons, who we know to beneficially own more than 5% of any class of our capital stock;
•each of our Named Executive Officers;
•each of our Directors; and
•all of our Executive Officers and Directors as a group.
The numbers of shares of common stock and percentages of ownership and combined voting power set forth below are based on 65,791,480 shares of common stock issued and outstanding, consisting of 34,105,828 shares of Class A common stock and 31,685,652 shares of Class B common stock as of March 24, 2026.
The amounts of common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 24, 2026. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.
Except as otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment power with respect to the securities listed. Unless otherwise indicated, the address for each beneficial owner listed below is 4150 N. Drinkwater Blvd., Suite 200, Scottsdale, Arizona 85251.

32 PROXY STATEMENT 2026

STOCK OWNERSHIP INFORMATION

	Shares Beneficially Owned
	Class A Common Stock			Class B Common Stock		% of Total Voting Power(1)

Name of Beneficial Owner	Shares		%	Shares	%

5% Stockholders:
Topline Capital Management, LLC(2)	5,294,343		15.52%			1.51%
BlackRock, Inc.(3)	2,977,791		8.73%			*
T. Rowe Price Investment Management, Inc.(4)	2,725,877		7.99%			*
Directors and Named Executive Officers:
Tim Chen(5)	1,535,096		4.50%	31,685,652	100%	90.72%
John Lee(6)	178,477		*			*
Sam Yount(7)	877,785		2.57%			*
Jennifer Ceran(8)	174,236		*			*
Lynne Laube(9)	180,133		*			*
Anthony Ling(10)	5,998		*			*
Kenneth T. McBride(11)	71,032		*			*
All directors and executive officers as a group (7 persons)	3,022,757	(12)	8.86%	31,685,652	100%	91.14%
*Less than 1%
(1)Percentage of total voting power represents voting power with respect to all shares of the Company’s Class A common stock and Class B common stock, together as a single class. Holders of Class A common stock are entitled to one vote per share, and holders of Class B common stock are entitled to ten votes per share.
(2)Based on information reported by Topline Capital Management, LLC on Schedule 13G/A filed with the SEC on November 7, 2024. The sole general partner of Topline Capital Management LLC is Topline Capital Partners, LP. The sole managing member of Topline Capital Management, LLC is Collin McBirney. Mr. McBirney disclaims beneficial ownership of these securities except to the extent of his respective pecuniary interest therein. The address for this entity is: 544 Euclid Street, Santa Monica, CA 90402.
(3)Based on information reported by BlackRock, Inc. on Schedule 13G filed with the SEC on January 21, 2026. BlackRock, Inc. reported that it has sole voting power with respect to 2,912,233 shares and sole dispositive power with respect to 2,977,791 shares. The address for this entity is: 50 Hudson Yards, New York, NY 10001.
(4)Based on information reported by T. Rowe Price Investment Management, Inc. on Schedule 13G filed with the SEC on November 14, 2024. T. Rowe Price Investment Management, Inc. reported that it has sole voting power with respect to 2,707,266 shares and sole dispositive power with respect to 2,725,877 shares. The address for this entity is: 101 E. Pratt Street, Baltimore, MD 21201.

PROXY STATEMENT 2026 33

STOCK OWNERSHIP INFORMATION
(5)Class A common stock holdings consist of: (i) 486,277 shares of Class A common stock and (ii) 1,048,819 shares of Class A common stock issuable upon exercise of stock options vested and vesting within 60 days of March 24, 2026. Class B common stock holdings consist of (i) 21,707,375 shares of Class B common stock held by Tim Chen as Trustee of The Tim Chen Revocable Trust u/a/d 3/11/2016, (ii) 2,320,921 shares of Class B common stock held by Tim Chen as Trustee of The Seed Investor Irrevocable Remainder Trust II u/a/d 8/19/2019, (iii) 1,319,560 shares of Class B common stock held by Tim Chen as Trustee of The Seed Investor Irrevocable Remainder Trust II-B u/a/d 8/19/2019, (iv) 1,468,573 shares of Class B common stock held by The Bryn Mawr Trust Company of Delaware as Trustee of The Seed Investor Irrevocable Trust A u/a/d 10/14/2023, (v) 1,468,573 shares of Class B common stock held by The Bryn Mawr Trust Company of Delaware as Trustee of The Seed Investor Irrevocable Trust B u/a/d 10/14/2023, (vi) 1,468,574 shares of Class B common stock held by The Bryn Mawr Trust Company of Delaware as Trustee of The Seed Investor Irrevocable Trust C u/a/d 10/14/2023, (vii) 966,038 shares of Class B common stock held by The Bryn Mawr Trust Company of Delaware as Trustee of The Seed Investor Exempt Trust A u/a/d 10/14/2023 and (viii) 966,038 shares of Class B common stock held by The Bryn Mawr Trust Company of Delaware as Trustee of The Seed Investor Exempt Trust B u/a/d 10/14/2023. The Special Trustee of The Seed Investor Irrevocable Remainder Trust II u/a/d 8/19/2019, The Seed Investor Irrevocable Remainder Trust II-B u/a/d 8/19/2019, and The Seed Investor 2022 Annuity Trust u/a/d 6/3/2022, Jessica Davis Mills, has the sole voting power over the shares held in such trusts; provided that Mr. Chen, as Grantor, may remove and replace the Special Trustee at any time. The Trustee of The Seed Investor Irrevocable Trust A u/a/d 10/14/2023, The Seed Investor Irrevocable Trust B u/a/d 10/14/2023, The Seed Investor Irrevocable Trust C u/a/d 10/14/2023, The Seed Investor Exempt Trust A u/a/d 10/14/2023, and The Seed Investor Exempt Trust B u/a/d 10/14/2023 is The Bryn Mawr Trust Company of Delaware; Jessica Davis Mills, is the Trust Protector; and Tim Chen is the Grantor, Investment Advisor and Remover. Jessica Davis Mills has the sole voting power over the shares held in such trusts; provided that Mr. Chen, as Remover, may remove and replace the Trust Protector at any time.
(6)Consists of shares of Class A common stock issuable upon exercise of stock options vested and scheduled to vest within 60 days of March 24, 2026.
(7)Consists of (i) 810,329 shares of Class A common stock and (ii) 67,456 shares of Class A common stock issuable upon exercise of stock options vested and scheduled to vest within 60 days of March 24, 2026.
(8)Consists of (i) 36,099 shares of Class A common stock, (ii) 120,000 shares of Class A common stock issuable upon exercise of stock options vested, and (iii) 18,137 shares of Class A common stock issuable for RSUs scheduled to vest within 60 days of March 24, 2026.
(9)Consists of (i) 41,996 shares of Class A common stock, (ii) 120,000 shares of Class A common stock issuable upon exercise of stock options vested, and (iii) 18,137 shares of Class A common stock issuable for RSUs scheduled to vest within 60 days of March 24, 2026.
(10)Consists of shares of Class A common stock issuable upon the RSUs vesting within 60 days of March 24, 2026.
(11)Consists of (i) 52,895 shares of Class A common stock and (ii) 18,137 shares of Class A common stock issuable for RSUs scheduled to vest within 60 days of March 24, 2026.
(12)Consists of (i) 1,427,596 shares of Class A common stock, (ii) 1,534,752 shares of Class A common stock issuable upon exercise of stock options vested and vesting within 60 days of March 24, 2026, and (iii) 60,409 shares of Class A common stock issuable for RSUs scheduled to vest within 60 days of March 24, 2026.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers, directors, and beneficial owners of more than 10% of our common stock to file stock ownership reports and reports of changes in ownership with the SEC. Based on a review of those reports and written representations from the reporting persons, we believe that during fiscal year 2025 and the period thereafter through the date of this proxy statement, all Section 16(a) filing requirements were reported on a timely basis, except for one Form 4 each, filed on December 5, 2025, for Tim Chen, Nicholas Tatum, and Samuel Yount, all of which were to report shares withheld to cover applicable taxes upon the vesting of RSUs which occurred on December 2, 2025. These late filings were the result of an administrative oversight.

34 PROXY STATEMENT 2026

AUDIT COMMITTEE REPORT
Audit Committee Report
Key Responsibilities of Oversight
On behalf of our Board, our Audit Committee provides independent oversight of:
•The reliability and integrity of the Company’s accounting policies and financial statements;
•The Company’s compliance with legal and regulatory requirements;
•The qualifications, scope of work, performance and independence of Deloitte, the Company’s independent registered public accounting firm;
•The performance of the Company’s internal audit function and its system of internal controls;
•Compliance with the Code of Business Conduct and implementation and effectiveness of the Company’s compliance and ethics programs;
•The Company’s major financial risk exposures, and management’s risk assessment and risk management policies; and
•The Company’s cybersecurity matters.
Required Communications with Audit Committee
As part of its oversight of the Company’s Annual Report, our Audit Committee reviewed and discussed with management and Deloitte the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2025 and Deloitte’s report on those financial statements. Our Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC.
These required communications included Deloitte’s perspective on the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments made by management, and the disclosures in the audited consolidated financial statements, including the disclosures relating to critical accounting policies and critical audit matters addressed in Deloitte’s audit report. Our Audit Committee also received the written disclosures and a letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with our Audit Committee concerning independence. Our Audit Committee has discussed with Deloitte its independence with respect to the Company and has considered whether Deloitte’s provision of non-audit services is compatible with its independence.
Audit Committee Recommendation
Based upon these reviews and discussions, our Audit Committee recommended to our Board that the Company’s audited consolidated financial statements be included in the Annual Report to be filed with the SEC. Our Audit Committee also appointed Deloitte to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
This report has been furnished by the members of our Audit Committee of our Board:
Audit Committee
Jennifer E. Ceran (Chair)
Anthony Ling
Kenneth T. McBride

PROXY STATEMENT 2026 35

AUDIT COMMITTEE MATTERS
Audit Committee Matters
Pre-Approval Policies and Procedures
Our Audit Committee has the sole authority to review in advance, and pre-approve (which may be pursuant to pre-approval policies and procedures) all audit and non-audit services to be provided by the Company’s independent auditors and to approve all related fees and other terms of engagement to ensure that the provision of these services do not impair the independence of the Company’s independent audit firm from the Company and its subsidiaries.
All of the services rendered by Deloitte to the Company and its subsidiaries during 2025 were pre-approved by our Audit Committee.
Independent Registered Public Accounting Firm Fees
Our Audit Committee retained Deloitte to audit the Company’s consolidated financial statements as of and for the years ended December 31, 2025 and 2024. The following table provides information regarding fees billed by Deloitte and other member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates for the fiscal years ended December 31, 2025 and 2024, inclusive of out-of-pocket expenses (in thousands).

Type of Service	2025 ($)	2024 ($)

Audit Fees(1)	1,912	1,853
Audit-Related Fees(2)	—	—
Tax Fees(3)	146	268
All Other Fees(4)	4	4
Total	2,062	2,125
(1)Audit Fees for professional services associated with the annual audit of our consolidated financial statements, the reviews of our quarterly condensed consolidated financial statements and the issuance of consents and comfort letters in connection with registration statement filings with the SEC.
(2)Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
(3)Tax Fees represent fees relating to tax compliance and consulting matters.
(4)All Other Fees represent fees for services other than those included above, including access to accounting research software applications and data.

36 PROXY STATEMENT 2026

PROPOSAL NO. 2
Proposal No. 2—Ratification of Appointment of Independent Registered Public Accounting Firm for 2026
Our Audit Committee has unanimously reappointed Deloitte as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2026. Although stockholder approval is not required for such appointment, our Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future.
Deloitte served as the Company’s independent registered public accounting firm during 2025 and, in that capacity, rendered a report on the Company’s consolidated financial statements as of and for the year ended December 31, 2025. Deloitte has served as the independent auditor of the Company since 2015.
Support for Recommendation
In determining that retaining Deloitte for 2026 was in the best interests of the Company and its stockholders, our Audit Committee reviewed:
•Deloitte’s performance on the Company’s audit and non-audit work for the year ended December 31, 2025 and recent prior years, and management’s assessment of such performance;
•Deloitte’s qualifications, independence, capabilities and expertise, evident through its audit planning and reports, industry knowledge, resources and staffing, objectivity and professional skepticism;
•External data on audit quality and performance, including results of recent PCAOB reports on Deloitte and peer firms and improvements made from period to period;
•The terms of the audit engagement, including the reasonableness of audit and non-audit fees charged considering the breadth and complexity of services provided, as well as the efficiency achieved in performing such services;
•The quality of Deloitte’s communications to and interactions with our Audit Committee at meetings and our Audit Committee Chair between meetings; and
•The benefits of having a long-tenured auditor and the institutional knowledge gained from prior years of engagement.
In accordance with SEC rules, the maximum number of consecutive years of service for lead and concurring review audit partners for public companies is five years. During 2024, the Audit Committee, after consultation with management, approved the appointment of a new lead audit partner effective for the audit for the year ending December 31, 2025.
Non-Binding Vote
Our Audit Committee is responsible for selecting the Company’s independent registered public accounting firm, and stockholder approval is not required to appoint Deloitte as our independent registered public accounting firm. However, our Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. Our Audit Committee may retain another independent registered public accounting firm at any time if it concludes that such change would be in the best interest of the Company’s stockholders, even if the stockholders approve this proposal.

PROXY STATEMENT 2026 37

PROPOSAL NO. 2
Inquiries of Deloitte & Touche LLP at Annual Meeting
We expect representatives from Deloitte will be present at the 2026 Annual Meeting. They will be available to respond to appropriate questions and may make a statement if they so desire.
Recommendation

38 PROXY STATEMENT 2026

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2026 ANNUAL MEETING
Questions and Answers about the Proxy Materials and 2026 Annual Meeting
Why Am I Receiving These Materials?
You have received this proxy statement and related materials because at the close of business on the record date, you owned shares of the Company’s common stock and our Board is soliciting your proxy to vote your shares of common stock at the Annual Meeting. We will bear all costs of this proxy solicitation, including the cost of preparing, printing, and delivering materials, the cost of the proxy solicitation, and the expenses of brokers, fiduciaries, and other nominees who forward proxy materials to stockholders. In addition, our officers or other employees may, without additional compensation, solicit proxies in person or by telephone or the internet. The Annual Meeting will be held virtually via live webcast on Thursday, May 21, 2026, at 10:00 a.m., Pacific Time. To attend the meeting, please register at www.virtualshareholdermeeting.com/NRDS2026. You will need the control number provided on the Notice of Internet Availability of Proxy Materials.
On the day of the Annual Meeting, May 21, 2026, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. You do not need to attend the Annual Meeting to vote. Even if you plan to attend the Annual Meeting, please submit your vote in advance as instructed in this proxy statement.
How Will the Virtual Meeting Format Impact Stockholder Viewing and Participation at the 2026 Annual Meeting?
The virtual meeting format for the Annual Meeting will enable participation by our stockholders from anywhere in the world at little to no cost, which we believe enhances stockholder access to the Annual Meeting and communication with management and the Board. We have structured the virtual Annual Meeting to afford stockholders an opportunity to participate as they would in an in-person meeting. In order to attend the Annual Meeting, you may pre-register at www.virtualshareholdermeeting.com/NRDS2026. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions. We will answer any timely submitted and relevant questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate questions from stockholders regarding the Company as time allows.
The Company requests that stockholders submit questions in advance of the Annual Meeting by sending questions to generalcounsel@nerdwallet.com. During the Annual Meeting, questions relating to the proposals may be submitted in the field provided on the virtual meeting website at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition.
While we will try to answer as many appropriate questions as we can during the time allotted for questions during the Annual Meeting, we may not have the time to respond to all questions submitted. If we are unable to answer all questions, stockholders may submit questions after the Annual Meeting to generalcounsel@nerdwallet.com.
Additional information regarding the rules and procedures for how the Company will run the Annual Meeting and stockholder participation in the Annual Meeting will be provided in our meeting rules of conduct, which stockholders can view during the meeting at the virtual meeting website. The rules of conduct are designed to allow us to conduct an orderly meeting in fairness to all stockholders.

PROXY STATEMENT 2026 39

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2026 ANNUAL MEETING
What Is A Notice of Internet Availability of Proxy Materials?
We are pleased to take advantage of SEC rules that allow us to furnish our proxy materials, including this Proxy Statement, over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. All stockholders who do not receive the Notice will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by email. This process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials.
The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the Annual Meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it.
If you hold your shares in street name, the brokerage firm, bank or other holder of record who is considered the stockholder of record will forward a notice that directs beneficial owners of our common stock to the website where they can access our proxy materials to each beneficial stockholder. Such brokerage firm, bank or other holder of record also will provide each beneficial owner with instructions on how to request a paper or email copy of our proxy materials.
This Proxy Statement and our 2025 Annual Report are available at www.virtualshareholdermeeting.com/NRDS2026. The Notice and the Proxy Materials are first being made available to stockholders on or about April 14, 2026.
Who Can Vote At The 2026 Annual Meeting?
All stockholders of record of our common stock on the record date and beneficial owners of our common stock on the record date holding a valid proxy for the Annual Meeting from their broker, bank or other nominee giving them the right to vote the shares, are entitled to attend and vote at the Annual Meeting.
Each holder of Class B common stock is entitled to 10 votes per share and each holder of Class A common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. All classes of our common stock with voting rights will vote together as a single class on all matters described in this proxy statement. As of the record date, there were 65,791,480 shares of common stock outstanding, consisting of 34,105,828 shares of Class A common stock and 31,685,652 shares of Class B common stock. As of the record date, all of our outstanding Class B common stock was held by Tim Chen and his affiliated trusts.
What Votes Need To Be Present To Hold The 2026 Annual Meeting?
Holders of a majority of the voting power of all shares of common stock outstanding on the record date and entitled to vote at the meeting must be present at the Annual Meeting, by remote communication or represented by proxy, to constitute a quorum for the transaction of any business. Proxies marked with abstentions or instructions to withhold votes, as well as broker non-votes (defined below), will be counted as present in determining whether or not there is a quorum. In the absence of a quorum, the holders of a majority of the voting power of the shares of stock present at the meeting may adjourn or postpone such meeting to another time or place.
What Is The Difference Between Holding Shares of Common Stock As A Stockholder of Record and As A Beneficial Owner?
If your shares of common stock are registered directly in your name with the Company’s transfer agent, Broadridge, you are considered the “stockholder of record” with respect to those shares and the Notice of Internet Availability of Proxy Materials was sent directly to you.
If your shares of common stock are held with a broker, bank or other nominee, you are considered the “beneficial owner” with respect to those shares. Your broker, bank or other holder of record who is considered the stockholder of record with respect to those shares has forwarded to you a notice directing you to the website where you can access our proxy materials. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Your broker, bank or nominee has enclosed voting instructions for you to use in directing the broker, bank or nominee on how to vote your shares.

40 PROXY STATEMENT 2026

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2026 ANNUAL MEETING
How Do I Vote If I Am A Stockholder of Record?
If you hold your shares in your own name as a holder of record with our transfer agent, Broadridge, you may vote your shares using one of the following methods (please also see the information provided above and below concerning the difference in how to vote if you hold shares beneficially through a brokerage firm, bank or other nominee instead of as the registered holder – beneficial holders should follow the voting instructions provided by their respective nominees):

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.

By Telephone	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.

By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

In Person (Virtual)
You may also vote in person virtually by attending the meeting through www.virtualshareholdermeeting.com/NRDS2026. To attend the Annual Meeting and vote your shares, you may register in advance for the Annual Meeting and provide the control number located on your Notice or proxy card.

You may hold company shares in multiple accounts and therefore receive more than one set of the Proxy Materials. To ensure that all of your shares are voted, please submit your proxy or voting instructions for each account for which you have received a set of the Proxy Materials.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.
During The Annual Meeting. Stockholders of record may attend the Annual Meeting via the Internet and vote electronically during the Annual Meeting. Have available the information that is printed in the box provided in your Notice of Internet Availability of Proxy Materials or your proxy card (if you requested a printed copy of the proxy materials) in hand when you access the website and follow the instructions to vote.
If, prior to the Annual Meeting, you vote over the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card. If, prior to the Annual Meeting, you vote over the Internet or by telephone, do not return a proxy card or vote at the Annual Meeting unless you intend to revoke your previously submitted proxy.
How Do I Vote If I Am a Beneficial Owner?
If you hold your shares through a broker, bank or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive voting instructions for each account that you have with a broker, bank or other nominee. Please instruct your broker, bank or other nominee how to vote your shares using the voting instruction card you received from them. If your broker, bank or other nominee permits you to provide voting instructions via the Internet or by telephone, you may vote that way as well. As a beneficial owner, if you wish to change the directions that you have provided to your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

PROXY STATEMENT 2026 41

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2026 ANNUAL MEETING
If you do not direct your broker, bank or other nominee how to vote your shares, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each applicable matter. Under applicable law, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. For all other matters at the Annual Meeting, your broker, bank or other nominee will be unable to vote on your behalf if you do not instruct them how to vote your shares and, if you do not provide voting instructions, your shares will be considered “broker non-votes.” Therefore, it is very important for you to vote your shares for each proposal.
If you want to vote in person virtually at the Annual Meeting, you may register in advance at www.virtualshareholdermeeting.com/NRDS2026. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.
What Can I Do If I Change My Mind After I Vote?
If you are a stockholder of record, you may change your voting instructions and revoke your proxy before it is exercised by doing any one of the following:
•Timely written notice of revocation to our Chief Legal Officer and Corporate Secretary at 4150 N. Drinkwater Blvd., Suite 200, Scottsdale, Arizona 85251.
•A timely later-dated vote by telephone or on the Internet or timely delivery of a valid, later-dated proxy.
•Participating in the Annual Meeting live via the Internet and voting again.
Only the latest validly executed proxy that you submit will be counted. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you vote in person.
If you are a beneficial owner of shares but not the stockholder of record, you may submit new voting instructions by contacting your broker, bank or other nominee.
What items of business will be voted on at the 2026 Annual Meeting and what is the voting recommendation for each?
The table below details information regarding the proposals to be voted on at the 2026 Annual Meeting and the Board’s recommendations on how to vote on each proposal, and the effect of abstentions and broker-non-votes.

Proposal		Voting Options	Board Recommendation

1	Election of Directors
•FOR the election of all director nominees named herein
•WITHHOLD authority to vote for all such director nominees
•FOR the election of all such director nominees other than any nominees with respect to whom the authority to vote is specifically withheld by indicating in the space provided on the proxy
Our Board recommends that you vote FOR all director nominees

2	Ratification of Appointment of Independent Registered Public Accounting Firm
•FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026
•You may indicate that you wish to ABSTAIN from voting on the matter
Our Board recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026

42 PROXY STATEMENT 2026

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2026 ANNUAL MEETING
The stockholders will also act on any other business that may properly come before the Annual Meeting or any postponement, continuation or adjournment thereof.
What Is the Voting Requirement to Approve Each of the Proposals?

Vote Impact
Proposal		Required Vote	For	Withhold/ Against	Abstain	Broker Non-Votes

1	Election of Directors	Plurality of the votes cast	For the director nominee(s)	Against the director nominee(s)	—	Not a vote cast

2	Ratification of Appointment of Independent Registered Public Accounting Firm	Majority of the voting power of shares of stock present represented by proxy and entitled to vote thereon	For the proposal	Against the proposal	Against the proposal	—

Although stockholder approval of Proposal No. 2 is not required, our Board and the Audit Committee will take the outcome of the vote on this proposal into consideration when appointing our independent registered public accounting firm in the future.
If any other matter is properly submitted to the stockholders at the annual meeting, its approval generally will require the affirmative vote of the majority of the voting power of shares of stock present or represented by proxy and entitled to vote on the matter. As of the date of this proxy statement, our Board knows of no matter that will be presented for action by the stockholders at the annual meeting other than those discussed in this proxy statement. If any other matter requiring a vote of the stockholders properly comes before the annual meeting, the individuals acting under the proxies solicited by our Board will vote and act as our Board recommends or, if our Board gives no recommendation, according to their best judgments in light of the conditions then prevailing, to the extent permitted under applicable law.
Why did I receive more than one set of voting materials?
If you receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card, it means that you have multiple accounts with banks, brokers, other nominees and/or our transfer agent. Please take action with respect to each Notice, proxy card and voting instruction card that you receive.
Where can I find the voting results for the 2026 Annual Meeting?
The Inspector of Elections appointed at the Annual Meeting will tabulate the voting results. We intend to disclose the final voting results in a current report on Form 8-K within four business days of the Annual Meeting. To the extent final voting results are not then available, we will report preliminary voting results in a current report on Form 8-K within four business days of the Annual Meeting and report the final voting results in a current report on Form 8-K as soon as they are available.
Has The Company Taken Steps to Eliminate the Receipt of Duplicative Proxy Materials?
In order to reduce expenses, we are taking advantage of certain SEC rules, commonly known as “householding,” that permit us to send: (i) a single annual report and/or a single proxy statement or (ii) a single Notice of Internet Availability of Proxy Materials to multiple stockholders of record who share an address, unless we have received contrary instructions from one or more of the stockholders. A stockholder of record at a shared address may request additional copies of the annual report, proxy statement or Notice of Internet Availability of Proxy Materials: (1) online through www.ProxyVote.com; (2) via email at sendmaterial@proxyvote.com or (3) by phone at (800) 579-1639.
If you are a beneficial owner, you may revoke your consent to householding by notifying your broker, bank or other nominee.

PROXY STATEMENT 2026 43

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2026 ANNUAL MEETING
Will A List of Company Stockholders Be Available to Inspect?
A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of 10 days prior to and including the date of the Annual Meeting, at our Arizona office located at 4150 N. Drinkwater Blvd., Suite 200, Scottsdale, Arizona 85251. A stockholder may make arrangements to view the stockholder list during this period by email request to our Corporate Secretary at generalcounsel@nerdwallet.com.
Who Should I Call If I Have Any Questions?
If you have any questions about the Annual Meeting, please contact our Chief Legal Officer and Corporate Secretary by email at generalcounsel@nerdwallet.com. If you have any questions about your ownership of our common stock, please contact our transfer agent, Broadridge, via email at shareholder@broadridge.com, by telephone at +1 (844) 998-0339 or visit shareholder.broadridge.com, or contact your broker, bank or other nominee.

44 PROXY STATEMENT 2026

OTHER MATTERS
Other Matters
Presentation of Stockholder Proposals and Nominations at 2027 Annual Meeting
Stockholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2027 annual meeting of stockholders (other than Rule 14a-8 stockholder proposals, discussed below) must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our Amended and Restated Bylaws. This notice must be received by the Company’s Secretary at our Arizona office located at 4150 N. Drinkwater Blvd., Suite 200, Scottsdale, Arizona 85251 no earlier than January 21, 2027 and no later than February 20, 2027. Stockholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. In addition to satisfying the requirements under our Amended and Restated Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act to the Company’s Secretary at the Company’s Arizona office no later than March 22, 2027.
The requirements for advance notice of stockholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act. The deadline for stockholders to submit proposals to be included in our proxy statement for our 2027 annual meeting of stockholders under Rule 14a-8 under the Exchange Act is December 15, 2026. However, if the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 annual meeting of stockholders. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to the Company’s Secretary at the Company’s Arizona office on a timely basis.
Submitting a stockholder proposal does not guarantee that we will include it in the Company’s proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Amended and Restated Bylaws or Rule 14a-8, as applicable, and other applicable requirements.
Access to Reports and Other Information
Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on the SEC’s website at www.sec.gov and may also be accessed on our website https://investors.nerdwallet.com as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.
Our Corporate Governance Guidelines, Code of Business Conduct and Board committee charters are also available on our website. Our website or the websites of other third parties noted herein and the information contained on, or that can be accessed through, such websites will not be deemed to be incorporated by reference in, and are not considered part of, this proxy statement.

PROXY STATEMENT 2026 45

OTHER MATTERS
Forward-Looking Statements
This proxy statement contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this proxy statement, including statements regarding our strategy, prospects, plans, metrics for 2026 and objectives of management are forward-looking statements.
As you read this proxy statement, you should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions, including those described under the heading “Item 1A. Risk Factors” in our Annual Report on Form 10-K and subsequent reports that we file with the SEC. Although we believe that these forward-looking statements are based upon reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.
Our forward-looking statements made herein are made only as of the date of this proxy statement. We expressly disclaim any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this proxy statement.
Your cooperation in giving this matter your immediate attention and in voting your proxies promptly is appreciated.
By Order of the Board of Directors,
EKUMENE M. LYSONGE
Chief Legal Officer and Corporate Secretary
April 14, 2026

46 PROXY STATEMENT 2026

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V87647-P47382 1.&#9; To elect four members to our Board of Directors, each to serve until the annual meeting of stockholders in 2027 and until a successor has been duly elected and qualified, or until such director's earlier resignation, retirement or other termination of service. 2.&#9; To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026. &#9; Nominees: ! ! ! 01)&#9; Tim Chen 02)&#9; Lynne M. Laube 03)&#9; Anthony Ling 04)&#9; Kenneth T. McBride For All Withhold All For All Except For Against Abstain ! !! NERDWALLET, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1 AND 2 NERDWALLET C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NRDS2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V87648-P47382 NERDWALLET, INC. ANNUAL MEETING OF STOCKHOLDERS May 21, 2026 10:00 AM, Pacific Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Kim Kane and Ekumene M. Lysonge, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of NerdWallet, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Pacific Time, on May 21, 2026, at www.virtualshareholdermeeting.com/NRDS2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. CONTINUED AND TO BE SIGNED ON REVERSE SIDE